UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, the Board of Directors of Madison Square Garden Entertainment Corp. (the “Company”) appointed Philip G. D’Ambrosio as Executive Vice President and Treasurer effective as of April 1, 2023. Previously, Mr. D’Ambrosio served as the Senior Vice President and Treasurer of the Company.

In connection with Mr. D’Ambrosio’s appointment, Mr. D’Ambrosio and the Company entered into an employment agreement (the “D’Ambrosio Employment Agreement”), effective as of April 1, 2023. The D’Ambrosio Employment Agreement replaces Mr. D’Ambrosio’s existing employment agreement with the Company. The D’Ambrosio Employment Agreement is substantially the same as the existing employment agreement between the Company and Mr. D’Ambrosio, except that (i) Mr. D’Ambrosio will serve as Executive Vice President and Treasurer of the Company, (ii) the annual base salary will be not less than $750,000, (iii) it is expected that Mr. D’Ambrosio will receive annual grants of cash and/or equity long-term incentive awards with an aggregate target value of not less than $1,200,000 as determined by the Compensation Committee of the Board of Directors of the Company, (iv) Mr. D’Ambrosio will receive a one-time pro-rata long-term incentive award with respect to the Company’s fiscal year ending June 30, 2023 equal to $50,000 and (v) the scheduled expiration date of the Employment Agreement is March 31, 2026.

The description above is qualified in its entirety by reference to the D’Ambrosio Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits

10.1	Employment Agreement, dated as of May 31, 2023, between Madison Square Garden Entertainment Corp. and Philip G. D’Ambrosio. †

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	This exhibit is a management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP. (Company)

By:	/s/ David F. Byrnes
Name:	David F. Byrnes
Title:	Executive Vice President and Chief Financial Officer

Dated: June 2, 2023